iShares®

iShares Trust (the “Trust”)

iShares, Inc. (the “Company”)

Supplement dated June 15, 2018 (the “Supplement”)

to the Summary Prospectuses, Prospectuses and

Statements of Additional Information (“SAIs”) for the

iShares Currency Hedged MSCI Europe Small-Cap ETF (HEUS),

iShares Edge MSCI Min Vol EAFE Currency Hedged ETF (HEFV),

iShares Edge MSCI Min Vol EM Currency Hedged ETF (HEMV),

iShares Edge MSCI Min Vol Europe Currency Hedged ETF (HEUV),

iShares Edge MSCI Min Vol Global Currency Hedged ETF (HACV),

iShares Edge MSCI Multifactor Consumer Discretionary ETF (CNDF),

iShares Edge MSCI Multifactor Consumer Staples ETF (CNSF),

iShares Edge MSCI Multifactor Energy ETF (ERGF),

iShares Edge MSCI Multifactor Financials ETF (FNCF),

iShares Edge MSCI Multifactor Healthcare ETF (HCRF),

iShares Edge MSCI Multifactor Industrials ETF (INDF),

iShares Edge MSCI Multifactor Materials ETF (MATF),

iShares Edge MSCI Multifactor Technology ETF (TCHF) and

iShares Edge MSCI Multifactor Utilities ETF (UTLF)

(each, a “Fund” and together, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

On June 14, 2018, the Board of Trustees of the Trust and the Board of Directors of the Company unanimously voted to close and liquidate the Funds. After the close of business on August 15, 2018, the Funds will no longer accept creation orders. Trading in the Funds will be halted prior to market open on August 16, 2018. Proceeds of the liquidation are currently scheduled to be sent to shareholders on August 22, 2018.

When each Fund is in the process of liquidating its portfolio, which is anticipated to commence prior to August 16, 2018, the Fund will hold cash and securities that may not be consistent with the Fund’s investment objective and strategies and is likely to incur higher tracking error than is typical for the Fund. Furthermore, during the time between market open on August 16, 2018 and August 22, 2018, because shares will not be traded on Cboe BZX Exchange, Inc. (“Cboe BZX”), we cannot assure you that there will be a trading market for your shares.

Shareholders may sell their holdings of a Fund on Cboe BZX until the market close on August 15, 2018 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. At the time the liquidation of a Fund is complete, shares of the Fund will be individually redeemed. If you still hold shares of a Fund on August 22, 2018, the Fund will automatically redeem your shares for cash based on the net asset value as of the close of business on August 20, 2018, which will include any dividends or distributions calculated as of that date.

If you are subject to federal income tax, the liquidation of a Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, a Fund may declare taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-FC1-0618

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE